UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2020

MarineMax, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida		33759
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		727-531-1700

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

On October 1, 2020, under the Equity Purchase Agreement (the “Purchase Agreement”), dated October 1, 2020, by and among (a) Skipper Marine Holdings, Inc., SSY Holdings, Inc., Michael J. Pretasky, Sr., Michael John Pretasky, Jr. 2014 Trust, Mark Ellerbrock and Robert Ross Tefft, Jr. (collectively the “Sellers”) and (b) Michael J. Pretasky, Jr., as the representative of the Sellers, MarineMax, Inc. (“MarineMax”) acquired all of the outstanding equity of Skipper Marine Corp., Skipper Marine of Madison, Inc., Skipper Marine of Fox Valley, Inc., Skipper Bud’s of Illinois, Inc., Skipper Marine of Chicago-Land, Inc., Skipper Marine of Michigan, Inc., and Skipper Marine of Ohio, LLC, (collectively, the “Companies”) for an aggregate purchase price of $55,000,000, subject to certain customary closing and post-closing adjustments including certain holdbacks. The Sellers have the opportunity to earn additional consideration as part of an earnout subject to the achievement of certain pre-tax earnings levels. The Sellers will be subject to certain customary post-closing covenants and indemnities.

Through the transaction, MarineMax added 20 locations in Wisconsin, Michigan, Illinois, Ohio, California, Washington and Florida, including 11 marina and storage facilities, expanding MarineMax’s marina portfolio, and adding to its overall geographic reach in the Great Lakes and the West Coast. MarineMax is retaining the management of the Companies.

This description of the Purchase Agreement and the transactions contemplated by the Purchase Agreement is not complete and is qualified in its entirety by the complete terms and conditions of the Purchase Agreement, a copy of which is expected to be filed as an exhibit to MarineMax’s Annual Report on Form 10-K for the year ended September 30, 2020.

On October 1, 2020, MarineMax issued a press release announcing the acquisition. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description

99.1	Press release of MarineMax, Inc. dated October 1, 2020, entitled “MarineMax Expands Great Lakes and West Coast Presence Adding 20 Locations”.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.
	By:	/s/ Michael H. McLamb Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary
October 2, 2020